UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 12, 2010 (July 12, 2010)

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-33357	65-0643773
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2 Snunit Street
Science Park, POB 455
Carmiel, Israel	20100
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +972-4-988-9488
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On July 12, 2010, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that the Company’s New Drug Application (NDA) for taliglucerase alfa has been accepted for review by the U.S. Food and Drug Administration (FDA). The FDA granted taliglucerase alfa a standard review time of ten months, assigning a Prescription Drug User Fee Act (PDUFA) action date of February 25, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press release dated July 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: July 12, 2010	By: Name:	/s/ David Aviezer David Aviezer, Ph.D.
	Title:	President and Chief Executive Officer

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